UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2025 (April 8, 2025)

Paychex, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-11330	16-1124166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

911 Panorama Trail South Rochester, New York	14625-2396
(Address of principal executive offices)	(Zip Code)

(585) 385-6666

Registrant’s Telephone Number, Including Area Code

(N/A)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 10, 2025, Paychex, Inc. (the “Company”) completed an offering of $1,500,000,000 aggregate principal amount of its 5.100% senior notes due 2030 (the “2030 Notes”), $1,500,000,000 aggregate principal amount of its 5.350% senior notes due 2032 (the “2032 Notes”) and $1,200,000,000 aggregate principal amount of its 5.600% senior notes due 2035 (the “2035 Notes” and, together with the 2030 Notes and the 2032 Notes, the “Notes”), pursuant to an Underwriting Agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) with J.P. Morgan Securities LLC and BofA Securities, Inc., as representatives of the underwriters listed in Schedule 1 thereto (collectively, the “Underwriters”).

The sale of the Notes was registered with the Securities and Exchange Commission on a Registration Statement on Form S-3 (File No. 333-286249) (the “Registration Statement”). The Notes were offered pursuant to a prospectus dated March 31, 2025 and a prospectus supplement dated April 8, 2025.

The Notes were issued pursuant to an Indenture (attached hereto as Exhibit 4.1 and incorporated herein by reference), dated as of April 10, 2025, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of April 10, 2025, by and between the Company and the Trustee (attached hereto as Exhibit 4.2 and incorporated herein by reference).

A copy of the opinion of Davis Polk & Wardwell LLP, counsel to the Company, relating to the legality of the Notes, is filed as Exhibit 5.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement among Paychex, Inc. and J.P. Morgan Securities LLC and BofA Securities, Inc., as representatives of the Underwriters listed in Schedule 1 thereto, dated April 8, 2025

4.1	Indenture between Paychex, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, dated April 10, 2025

4.2	First Supplemental Indenture between Paychex, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, dated April 10, 2025

4.3	Form of Global Note representing the Company’s 5.100% Senior Notes due 2030 (included in Exhibit 4.2)

4.4	Form of Global Note representing the Company’s 5.350% Senior Notes due 2032 (included in Exhibit 4.2)

4.5	Form of Global Note representing the Company’s 5.600% Senior Notes due 2035 (included in Exhibit 4.2)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive File, embedded in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCHEX, INC.

By:	/s/ Prabha Sipi Bhandari
Name:	Prabha Sipi Bhandari
Title:	Chief Legal Officer, Chief Ethics Officer and Secretary

Date: April 10, 2025

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